Stock-Based Compensation (Q3)	9 Months Ended
Sep. 30, 2021
Stock Plans [Abstract]
Stock-Based Compensation
10. Stock-Based Compensation
On April 30, 2021, in connection with the IPO offering, the Company used $54.2 million of net proceeds from the IPO to purchase and retire an aggregate of 4,455,384 shares of our common stock, of which 2,191,557 was a repurchase of common shares and 2,263,827 shares were from the settlement of certain vested RSUs and common shares exercised from options in connection with the IPO offering, at the initial public offering price net of underwriters’ fees and commissions.
The Company’s stock-based compensation expense for the three and nine months ended September 30, 2021 was $5.4 million and $58.5 million, an increase of $5.0 million and $57.1 million when compared to stock-based compensation expense for the three and nine months ended September 30, 2020, respectively. The increases have been primarily due to RSUs, for which the service-based vesting condition was satisfied and for which the liquidity event performance vesting condition was met in connection with our IPO. We utilized a graded vesting method which results in an accelerated recognition of compensation costs.
Stock-based compensation expense incurred was $0.4 million and $5.4 million for the three months ended September 30, 2020 and 2021 and $1.4 million and $58.5 million for the nine months ended September 30, 2020 and 2021, respectively.